NEW YORK LIFE INVESTMENTS VP FUNDS TRUST
MainStay VP Wellington U.S. Equity Portfolio
(the “Portfolio”)
Supplement dated August 12, 2024 (“Supplement”) to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),
each dated May 1, 2024
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.
At a meeting held on March 4, 2024, the Board of Trustees (“Board”) of MainStay VP Funds Trust (“Trust”) considered and approved, among other related proposals: (i) appointing Dimensional Fund Advisors LP (“DFA”) in replacement of Wellington Management Company LLP (“Wellington”) as the Portfolio’s Subadvisor and the related Subadvisory Agreement; (ii) changing the Portfolio’s name and reducing its management fee; (iii) changing the Portfolio’s primary benchmark; and (iv) modifying the Portfolio’s principal investment strategies and investment process. All references to Wellington as subadvisor to the Portfolio in the Prospectus and SAI are deleted in their entirety.
Around July, 2024, shareholders of the Portfolio should have received notice of the internet availability of an information statement containing further information regarding the above changes.
As a result, unless otherwise indicated below, effective on or about August 12, 2024, the following changes will be made to the Summary Prospectus, Prospectus and SAI:

1.	Name Change. The name of the Portfolio is changed to NYLI VP Dimensional U.S. Equity Portfolio.

2.	Fees and Expenses of the Portfolio and Example. The Portfolio’s fee and expenses table and example table will be deleted in their entirety and replaced with the following:
Fees and Expenses of the Portfolio

	Initial Class	Service Class
Annual Portfolio Operating Expenses (fees paid directly from your investment)
Management Fees (as an annual percentage of the Portfolio’s average daily net assets)[1]	0.51%	0.51%
Distribution and Service (12b‑1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Total Annual Portfolio Operating Expenses	0.53%	0.78%
1. Restated to reflect current management fees. The management fee is as follows: 0.52% on assets up to $500 million; 0.495% on assets from $500 million to $1 billion; 0.47% on assets from $1 billion to $3 billion; and 0.46% on assets over $3 billion.
Example

	1 Year	3 Years	5 Years	10 Years
Initial Class	$54	$170	$296	$665

Service Class	$80	$249	$433	$966

3.	Subadvisor Change. References to Wellington as Subadvisor to the Portfolio are replaced by DFA, as appropriate.

4.	Principal Investment Strategies. The “Principal Investment Strategies” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
To achieve the Portfolio’s investment objective, Dimensional Fund Advisors LP, the Portfolio’s Subadvisor (the “Subadvisor”), implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions. As further described below, the Portfolio’s design emphasizes long-term drivers of expected returns identified by the Subadvisor’s research, while balancing risk through broad diversification across companies and sectors. The Subadvisor’s portfolio management and trading processes further balance those long-term drivers of expected returns with shorter-term drivers of expected returns and trading costs.
The Portfolio is designed to purchase a broad and diverse group of readily marketable securities of U.S. large cap companies that the Subadvisor determines to have high profitability relative to other U.S. large cap companies at the time of purchase. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. Generally, the Subadvisor expects to consider such factors as market capitalization, free float (adjustments for ownership by insiders and other shareholders deemed to be holding strategic positions in the company), size, relative price, profitability, price momentum (the past performance of the shares of the company), short‑run reversals, trading strategies (the Subadvisor’s ability to trade the company shares efficiently), liquidity management, and other factors that the Subadvisor determines to be appropriate to determine the representation of an eligible company in the Portfolio. The Portfolio may emphasize certain stocks, including smaller capitalization companies, lower relative price stocks, and/or higher profitability stocks as compared to their representation in the large cap high profitability segment of the U.S. market. The Portfolio’s increased exposure to such stocks may be achieved by overweighting and/or underweighting eligible stocks based on their market capitalization, relative price, and/or profitability characteristics. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Subadvisor may consider additional factors such as price to cash flow or price to earnings ratios. The criteria the Subadvisor uses for assessing relative price and profitability are subject to change from time to time.
As a non‑fundamental policy, under normal circumstances, the Portfolio will invest at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of U.S. companies. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third-party such as Bloomberg. As of the date of this Prospectus, for purposes of the Portfolio, the Subadvisor considers large cap companies to be companies whose market capitalizations are generally in the highest 90% of total market capitalization or companies whose market capitalizations are larger than or equal to the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of eligible U.S. operating companies listed on a securities exchange in the United States that is deemed appropriate by the Subadvisor. Under the Subadvisor’s market capitalization guidelines described above, based on market capitalization data as of December 31, 2023, the market capitalization of a large cap company would be $9,960 million or above. This threshold will change due to market conditions.
The Portfolio may sell portfolio securities when the issuer’s market capitalization falls below that of the issuer with the minimum market capitalization that is then eligible for purchase by the Portfolio. The Subadvisor may also increase or reduce the Portfolio’s exposure to an eligible company, or exclude a company, based on shorter-term considerations, such as a company’s price momentum. In addition, the Subadvisor seeks to reduce trading costs using a flexible trading approach that looks for opportunities to participate in the available market liquidity, while managing turnover and explicit transaction costs.
The Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio may invest in exchange-traded funds (“ETFs”) for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity.
The Portfolio may lend its portfolio securities to generate additional income.

5.	Principal Risks. The “Principal Risks” section of the Summary Prospectus and Prospectus is revised as follows:

(a)	The “Growth Stock Risk” is deleted in its entirety with respect to the Portfolio.

(b)	The “Portfolio Management Risk” is deleted and replaced with the following:
Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns.

(c)	The following risk factors are added:
Derivatives Risk: Derivatives are investments whose value depends on (or is derived from) the value of an underlying instrument, such as a security, asset, reference rate or index. Derivative strategies may be riskier than investing directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing the Portfolio to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind and/or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Futures and other derivatives may be more volatile than direct investments in the instrument underlying the contract, and may not correlate perfectly to the underlying instrument. Futures and other derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used.

6.
Past Performance. The introduction and Average Annual Total Returns table to the “Past Performance” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

The following bar chart and table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns compare with those of a broad measure of market performance as well as two additional indexes. Separate variable annuity and variable universal life insurance account and policy fees and charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. In accordance with new regulatory requirements, the Portfolio has selected the Russell 3000® Index, which represents a broad measure of market performance, as a replacement for the S&P 500® Index. The table also includes the average annual returns of the Russell 1000® Index and the S&P 500® Index which are generally representative of the market sectors or types of investments in which the Portfolio invests.
Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.
Performance data for the classes varies based on differences in their fee and expense structures. Past performance is not necessarily an indication of how the Portfolio will perform in the future. The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, a former subadvisor, transitioned to MacKay Shields LLC.
Effective May 1, 2021, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisor and principal investment strategies.
Effective August 12, 2024, the Portfolio replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Portfolio’s prior subadvisors and principal investment strategies.
Average Annual Total Returns (for the periods ended December 31, 2023)

	Inception	1 Year	5 Years	10 Years

Initial Class	1/23/1984	24.58%	13.16%	10.46%
Service Class	6/5/2003	24.27%	12.88%	10.19%

Russell 3000® Index[1]		25.96%	15.16%	11.48%

Russell 1000® Index[2]		26.53%	15.52%	11.80%

S&P 500® Index[3]		26.29%	15.69%	12.03%
1.	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
2.
The Russell 1000® Index measures the performance of the large‑cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

3.	The S&P 500® Index is widely regarded as the standard index for measuring large‑cap U.S. stock market performance.

7.	Management. The “Management” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:
New York Life Investment Management LLC serves as the Manager. Dimensional Fund Advisors LP serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day‑to‑day portfolio management.

Subadvisor	Portfolio Manager	Service Date
Dimensional Fund Advisors LP	Jed S. Fogdall – Portfolio Manager	Since August 2024
	John A. Hertzer – Portfolio Manager	Since August 2024
	Mary T. Phillips – Portfolio Manager	Since August 2024

8.
Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money?”, the following description of DFA is added and the existing description of Wellington is amended to remove reference to the Portfolio:

Dimensional Fund Advisors LP (“DFA”) DFA has been engaged in the business of providing investment management services since May 1981. DFA is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. DFA controls Dimensional Fund Advisors Ltd. and DFA Australia Limited. As of December 31, 2023, assets under management for all Dimensional affiliated advisors totaled approximately $677 billion.

9.
Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is amended to include the following biographies for Jed S. Fogdall, John A. Hertzer, and Mary T. Phillips. All references to Douglas W. McLane and David A. Siegle are deleted.

Jed S. Fogdall
Mr. Fogdall is Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President, and a Senior Portfolio Manager DFA. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined DFA as a portfolio manager in 2004.

John A. Hertzer
Mr. Hertzer is Vice President and a Senior Portfolio Manager of DFA. Mr. Hertzer holds an MBA from the University of California, Los Angeles and a BA from Dartmouth College. Mr. Hertzer joined DFA in 2013 and has been a portfolio manager since 2016.

Mary T. Phillips
Ms. Phillips is Deputy Head of Portfolio Management, North America, a member of the Investment Committee, Vice President, and a Senior Portfolio Manager of DFA. Ms. Phillips holds an MBA from the University of Chicago Booth School of Business and a BA from the University of Puget Sound. Ms. Phillips joined DFA in 2012 and has been a portfolio manager since 2014.

10.
Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Portfolio is expected to experience a high level of portfolio turnover. This portfolio transition period may take a significant amount of time and result in the Portfolio holding large amounts of uninvested cash. As a result, there may be times when the Portfolio is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Portfolio’s performance. The Portfolio will bear the direct costs associated with the Portfolio’s transition. New York Life Investment Management LLC will take steps to minimize direct and indirect transaction expenses associated with the Portfolio transition.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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